GREENWICH STREET SERIES FUND
on behalf of the
Growth & Income Portfolio

Supplement dated September 14, 2000 to
Prospectus dated April 28, 2000



The following information replaces the information set forth in the Prospectus:

Commencing August 14, 2000, Michael Kagan assumed the day-to-day management of the Growth & Income
Portfolio. Mr. Kagan is an investment officer of the Portfolio's manager, SSB Citi Fund Management LLC and a Director of Salomon Smith Barney Inc. Mr. Kagan has more than 17 years of securities business experience.





FD


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